ADVISER MANAGED TRUST

Tactical Offensive Equity Fund
Tactical Offensive Fixed Income Fund
(the "Funds")

Supplement dated July 9, 2018
to the Statement of Additional Information (the "SAI") dated November 30, 2017, as amended
April 19, 2018

This Supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with such SAI.

Change in Membership of the Board

The SAI is hereby amended and supplemented to reflect the following change in the membership of the Funds' Board of Trustees.

Effective May 31, 2018, Joan A. Binstock was no longer a member of the Board of Trustees (the "Board") of Adviser Managed Trust. Accordingly, all references to Ms. Binstock as a current member of the Board or any Committee thereof are hereby removed.

There are no other changes to the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-1172 (07/18)